UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 30, 2005

Sparton Corporation

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-1000	38-1054690

(Commission File Number)	(IRS Employer Identification No.)

2400 East Ganson Street, Jackson, Michigan	49202

(Address of Principal Executive Offices)	(Zip Code)

(517) 787-8600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On June 30, 2005 Sparton Corporation issued a Press Release announcing that it had reached a settlement with its insurers.

ITEM 8.01. OTHER EVENTS

On June 30, 2005 Sparton Corporation, an Ohio Corporation (the “Company”) issued a Press Release (“Press Release”) announcing that it had reached a settlement with its insurers, Lumbermens Mutual Casualty Company and American Manufacturers Mutual Insurance Company, regarding coverage of environmental related claims pertaining to the Coors Road facility in Albuquerque, New Mexico.

The foregoing description of the Press Release is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS

(c) Exhibits Furnished

Exhibit 99.1         Press Release dated June 30, 2005 issued by Sparton Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION
/s/ David W. Hockenbrocht
David W. Hockenbrocht
Chief Executive Officer June 30, 2005

Index to Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated June 30, 2005 issued by Sparton Corporation.